Exhibit 10.1

Regione Lombardia

PROCEDURE FOR THE DECLARATION OF MOBILITY

Articles 4 and 24 of Law no. 223/91

MINUTES OF A JOINT REVIEW AT A PUBLIC VENUE

This 13th day of May 2009, at 2:30 p.m., at the offices of the Agenzia Regionale per l’Istruzione, la Formazione e il Lavoro della Lombardia (Lombardy’s Regional Agency for Education, Training and Employment), in the presence of Mr. Carlo Alberto Balzarini, in his capacity as representative of Regione Lombardia, the following parties met:

For CELL THERAPEUTICS INC	Christina Waters and Luca Morelli
For Assolombarda	Stefania Cerioni
For FILCEM CGIL	Giancarlo Lombardo
For the RSU (Works Council)	Paolo Pavesi, Paola Nicoli, and Rosanna Cavagnoli

WHEREAS

•

On 27th February 2009, Assolombarda, on behalf of Cell Therapeutics Inc., started the procedure under Articles 4 and 24 of Law no. 223/91 for the collective dismissal of all of the 56 employees working at the production site of Bresso (Milan);

•	Such procedure was necessary for the reasons explained in the notice of commencement of said procedure;

•	During the course of the meetings with the Trade Unions no agreement was reached;

•	On 14th April 2009, Assolombarda, on behalf of the Company, gave to the Regional Agency for Education, Training, and Employment notice of the failure to reach an agreement; and

•	The Regional Agency for Education, Training, and Employment has convened the parties today

NOW, THEREFORE,

The Company’s representative summarises the reasons that led the Company to start the procedure on 27th February 2009.

The Company’s representative declares that, on today’s date, an agreement has been executed, which is attached hereto and forms an integral part hereof, whereby the parties have agreed as follows:

•

To implement the procedura di mobilità involving a maximum of 56 employees; the agreement sets out the criteria of selection of the personnel to be involved in the procedure and defines the departure from Art. 8, paragraph 4, of Law no. 236/93, fixing 17th May 2010 as the deadline;

•

To implement the CIGS procedure due to company’s crisis arising from the total closing down of business, pursuant to Art. 1 of Law no. 223/91 and Art. 2 of Ministerial Decree no. 31826/02, involving a maximum of 56 employees, effective from 18th May 2009, for a term of 12 months, with the implementation of a plan to handle redundancies; and

•	To exclude rotation with regard to the employees involved in the CIGS procedure.

The Company shall advance the CIGS compensation at the ordinary due dates.

The representative of the Trade Unions and the RSU (Works Council) confirm the above and agree to consider the procedure started by Cell Therapeutics Inc. on 27th February 2009 as successfully carried out and completed, and declare that they have completed, with the execution of these minutes, the consultation procedure for the purpose of implementing the CIGS procedure due to company’s crisis arising from the total closing down of business, pursuant to Art. 1 of Law no. 223/91 and Art. 2 of Ministerial Decree no. 31826/02, with regard to a maximum of 56 employees, effective from 18th May 2009, for a term of 12 months.

After having heard the parties and having acknowledged the agreement dated 13th May 2009, the representative of Regione Lombardia declares the procedure started by Cell Therapeutics on 27th February 2009 duly carried out and successfully completed and, at the same time, declares the joint review under Art. 5 of Law no. 164/75 and Art. 2 of Presidential Decree no. 218 of 10th June 2000, duly carried out and successfully completed, which review was aimed at requesting the implementation of the CIGS procedure due to company’s crisis arising from the total closing down of business, pursuant to Art. 1 of Law no. 223/91 and Art. 2 of Ministerial Decree no. 31826/02, with regard to a maximum of 56 employees, effective from 18th May 2009, for a term of 12 months.

Read, confirmed, and executed.

CELL THERAPEUTICS, INC.

/s/ Christina Ann Waters
Christina Ann Waters
President, Cell Therapeutics Europe (CTE)

/s/ Luca Morelli
Luca Morelli
Legal Representative

ASSOLOMBARDA

/s/ Stefania Cerioni
Stefania Cerioni
CTI Bresso Employee and CTI’s Union Representative

FILCEM CGIL

/s/ Giancarlo Lombardo
Giancarlo Lombardo
Head of Non-Manager Union

RSU (WORKS COUNCIL)

/s/ Paolo Pavesi
Paolo Pavesi
CTI Bresso Employee and Employee Representative to Union

/s/ Paola Nicoli
Paola Nicoli
CTI Bresso Employee and Employee Representative to Union

/s/ Rosanna Cavagnoli
Rosanna Cavagnoli
CTI Bresso Employee and Employee Representative to Union

REGIONE LOMBARDIA

/s/ Carlo Alberto Balzarini
Carlo Alberto Balzarini
Representative of Regione Lombardia

This 13th day of May 2009, in Milan,

Between CELL THERAPEUTICS INC, represented by:

CHRISTINA WATERS and LUCA MORELLI

and FILCEM-CGIL, represented by Mr.

GIANCARLO LOMBARDO

with the participation of the RSU (Works Council)

Whereas

•

On 27th February 2009, the Company started, through Assolombarda, the procedure under Articles 4 and 24 of Law no. 223/91 for the collective dismissal of all of the 56 employees working at the Bresso branch due to the definitive and total closing down of the business;

•

During the meetings held between the Parties, in compliance with the provisions set forth in Art. 4, paragraph 5, of Law no. 223/1991, the reasons for such measure were thoroughly examined, as detailed in the notice of commencement of the procedure, the content of which must be deemed as if entirely transcribed herein;

•

In such context, the Parties examined the advisability of implementing the CIGS procedure (among other reasons) to facilitate the start-up, if any, of a business to safeguard the company activities and consequently offer re-employment opportunities;

•	Today the Parties have signed an agreement concerning the management of the employees declared redundant

Now, therefore, the Parties hereby agree as follows:

1.	The recitals form an essential and integral part of this agreement.

2.	The employees involved in the procedura di mobilità, who accept the termination of their employment relationships, shall be paid, as an incentive to termination, an amount equal to 6 monthly instalments of the applicable gross CIGS ceiling.

3.	The employees resigning during the CIGS period without having achieved the prerequisites for retirement will be paid, as an incentive to termination, an amount equal to 12 monthly instalments of the applicable gross CIGS ceiling, together with the indemnity in lieu of notice.

4.

The amount referred to under point 2 above shall be increased by 3 additional monthly instalments of the applicable gross CIGS ceiling if, on 31st July 2009, the conditions for the continuation of the business activity suitable to permit the re-employment of the redundant personnel, through the raising of funds and the set-up of a suitable corporate vehicle, are not fulfilled.

5.	The amounts provided for hereunder shall be paid against the employees’ waiver of their right to challenge the dismissal and any other claims deriving, directly and/or indirectly, from their employment relationships and their termination, exclusively after the execution of ad hoc individual verbali di conciliazione (settlement agreements) with the Trade Unions pursuant to articles 411 et seq. of the Italian Code of Civil Procedure and article 2113 of the Italian Civil Code. The aforesaid amount shall be paid together with the termination indemnities and the TFR (severance pay) within 30 days from the date of termination of employment.

6.	The Company shall advance the statutory amounts due from the INPS to the employees involved in the CIGS procedure, on the ordinary pay dates.

7.	The Company shall inform the RSU (Works Council) of the plan of employment of the employees in the CIGS period, during the course of the business closing down operations.

8.	A member of the RSU, as the active party to the aforesaid working processes, will be in attendance during the course of the operations relating to the closing down of the business connected with the laboratories, involving the employees.

9.	Upon the express request of any of the employees involved, the Company shall pay, as a personal loan bearing no interest, a net monthly amount equal to 600.00 Euros for a maximum term of 10 months. Upon payment of the termination indemnities, the aforesaid amounts shall be deducted from the net amounts due to the employee.

Read, confirmed, and executed.

CELL THERAPEUTICS, INC.

/s/ Christina Ann Waters
Christina Ann Waters
President, Cell Therapeutics Europe (CTE)

/s/ Luca Morelli
Luca Morelli
Legal Representative

FILCEM CGIL

/s/ Giancarlo Lombardo
Giancarlo Lombardo
Head of Non-Manager Union

RSU (WORKS COUNCIL)

/s/ Paolo Pavesi
Paolo Pavesi
CTI Bresso Employee and Employee Representative to Union

/s/ Paola Nicoli
Paola Nicoli
CTI Bresso Employee and Employee Representative to Union

/s/ Rosanna Cavagnoli
Rosanna Cavagnoli
CTI Bresso Employee and Employee Representative to Union

AGREEMENT

This 13th day of May 2009,

Between CELL THERAPEUTICS INC, represented by CHRISTINA WATERS and LUCA MORELLI, assisted by Assolombarda, represented by STEFANIA CERIONI and FILCEM-CGIL, represented by Mr.

GIANCARLO LOMBARDO

with the participation of the RSU (Works Council)

Whereas

•

On 27th February 2009, the Company started, through Assolombarda, the procedure under Articles 4 and 24 of Law no. 223/91 for the collective dismissal of all of the 56 employees working at the Bresso branch due to the definitive and total closing down of the business;

•

During the meetings held between the Parties, in compliance with the provisions set forth in Art. 4, paragraph 5, of Law no. 223/1991, the reasons for such measure were thoroughly examined, as detailed in the notice of commencement of the procedure, the content of which must be deemed as if entirely transcribed herein;

•

In such context, the Parties examined the advisability of implementing the CIGS procedure (among other reasons) to facilitate the start-up, if any, of a business to safeguard the company activities and consequently offer re-employment opportunities

Now, therefore, the Parties hereby agree as follows:

1.	The recitals form an essential and integral part of this agreement.

2.	The closing down of the business referred to in the recitals will result in all the employees of the Bresso branch being redundant and, as a consequence, the Company will place 56 employees in mobility.

3.

In order to facilitate the procedure referred to in the recitals, and as an alternative to the immediate implementation of the mobility plan referred to in the company notice dated 27th February 2009, the Parties hereby agree to implement the CIGS procedure due to the closing down of the business, pursuant to Ministerial Decree dated 18th December 2002, effective from 18th May 2009, for a total of 12 months. The 56 employees will be suspended based on the technical and organisational needs connected with the closing down of the business and the necessary consequent interventions. For the grounds connected with the reasons for implementing the CIGS procedure, as detailed herein, the Parties acknowledge that there do not exist the conditions for the rotation of the personnel involved in the suspension, it being a closing down of business.

During the aforesaid period, the Company will implement a plan to deal with the redundant personnel, which will be aimed at reducing the number of redundancies, through the following means:

a) Retirements;

b) Dismissals agreed upon and encouraged through the payment of incentives in the amount and at the conditions set out in a separate agreement to be executed on the same date;

c) Placement in mobility, effective from 18th May 2009, for the 12 months’ term of the CIGS procedure, with regard to those employees who will not oppose their dismissal and with regard to those who will meet the retirement requisites during the term of their being placed in mobility. In this respect, the Parties therefore intend to postpone to 17th May 2010 the time frame of 120 days under Art. 8, paragraph IV, of Law No. 236/93;

d) Outplacement through the Province of Milan pursuant to Law no. 266/2005 without charges to be borne by the Company.

4.	In the month of September 2009, a meeting will be held to check the progress of the divestment process and the relevant employment effects.

5.	At the end of the 12 months’ term of the CIGS procedure, subject to the fulfilment of the ordinary formalities, the Company will place in mobility the remaining redundant employees, if any, as a result of the total divestment of the Bresso branch. The Parties hereby mutually acknowledge that these employees will receive compensation in the amount and at the conditions set out in a separate agreement to be executed on the same date.

The Parties hereby mutually acknowledge that in the relevant institutional venues they will carry out and complete the statutory procedures (mobility and CIGS) for the purpose of implementing this agreement.

Read, confirmed, and executed.

CELL THERAPEUTICS, INC.

/s/ Christina Ann Waters
Christina Ann Waters
President, Cell Therapeutics Europe (CTE)

/s/ Luca Morelli
Luca Morelli
Legal Representative

ASSOLOMBARDA

/s/ Stefania Cerioni
Stefania Cerioni
CTI Bresso Employee and CTI’s Union Representative

FILCEM CGIL

/s/ Giancarlo Lombardo
Giancarlo Lombardo
Head of Non-Manager Union

RSU (WORKS COUNCIL)

/s/ Paolo Pavesi
Paolo Pavesi
CTI Bresso Employee and Employee Representative to Union

/s/ Paola Nicoli
Paola Nicoli
CTI Bresso Employee and Employee Representative to Union

/s/ Rosanna Cavagnoli
Rosanna Cavagnoli
CTI Bresso Employee and Employee Representative to Union